SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: September 9, 2005
                        (Date of earliest event reported)


                            HERLEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       0-5411                        23-2413500
--------------------------------------------------------------------------------
(State or other                 (Commission                    (IRS Employer
 jurisdiction of                File Number)                   Identification
 incorporation)                                                   Number)


101 North Point Boulevard, Lancaster, Pennsylvania              17601-4133
--------------------------------------------------------------------------------
Address of principal executive offices)                         (Zip Code)



Registrant's telephone number including area code             (717) 735-8117


              ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 9, 2005, the Company's audit committee accepted the resignation of Thomas V. Gilboy as the Company's Chief Financial Officer, Vice President and Treasurer. It is intended that Mr. Gilboy will continue to act as a consultant to the Company. At the same time Anello C. Garefino, the Company's Vice President - Finance, was appointed to also serve as Acting Chief Financial Officer.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HERLEY INDUSTRIES, INC.


                                        By:  /s/ Myron Levy
                                             -----------------------
                                                 Myron Levy
                                             Chief Executive Officer
Dated:  September 12, 2005